Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

LEAF Commercial Capital, Inc. (the “Servicer”)	26 July 2024
M&T Equipment (2024-LEAF1), LLC (the “Issuer”)
2005 Market Street, 14th Floor
Philadelphia, Pennsylvania 19103

Re:	M&T Equipment (2024-LEAF1), LLC
Equipment Contract Backed Notes, Series 2024-1 (the “Notes”)
Sample Receivables Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Servicer, Issuer, BofA Securities, Inc., ATLAS SP Securities, a division of Apollo Global Securities, LLC, M&T Securities, Inc. and J.P. Morgan Securities LLC (collectively, the “Specified Parities”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of leases and commercial loan contracts (the “Receivables”) relating to the Issuer’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuer, provided us with:
a.	Electronic data files:
i.
Labeled “2.0-14 MTLRF 2024_1 Data Tape _Cash Flow Statistical Pool as of 6.30.2024.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”) that the Servicer, on behalf of the Issuer, indicated contains information on leases and commercial loan contracts (the “Preliminary Receivables”) as of 30 June 2024 (the “Preliminary Cut-off Date”) that are expected to be representative of the Receivables and

ii.
Labeled “Equipment Desc to Asset Category Desc Update.xlsx” and the corresponding record layout and decode information, as applicable (the “Equipment Description Mapping File”), that the Servicer, on behalf of the Issuer, indicated contains information relating to the equipment type for each Preliminary Receivable,

b.	Imaged copies of the following items (collectively, the “Sources”):
i.	The lease agreement, finance agreement, rental agreement, addendum to agreement or correction notice (collectively, and as applicable, the “Contract”) and
ii.	Certain printed screen shots (the “System Screen Shots”),
relating to the Sample Receivables (as defined in Attachment A),
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to observing, comparing or recalculating, as applicable, certain information that is further described in Attachment A.  The Issuer is responsible for the Subject Matter, Preliminary Data File, Equipment Description Mapping File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Equipment Description Mapping File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Servicer, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

26 July 2024

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Servicer, on behalf of the Issuer, we randomly selected a sample of 125 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Servicer, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 125 Sample Receivables are referred to as Sample Receivable Numbers 1 through 125.

2.
For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A.  The Source(s) that we were instructed by the Servicer, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)

Contract number	ContractNo	System Screen Shots	i.

Customer state	State	Contract or System Screen Shots	ii.

Contract payment	ContractPayment	(i) Contract,	iii.
(ii) System Screen Shots or
(iii) Contract, System Screen Shots and recalculation

Original term	ContractTermMonths	Contract or System Screen Shots	iv.

Equipment type	AssetCodeCategoryDesc	System Screen Shots	v.

Notes:

i.	For identification purposes only.

ii.
For the purpose of comparing the customer state Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 60, 65, 111 and 120), the Servicer, on behalf of the Issuer, instructed us to use the Contract as the Source.

For the purpose of comparing the customer state Sample Characteristic for Sample Receivable Numbers 60, 65, 111 and 120, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source.

iii.
For the purpose of comparing the contract payment Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 2, 4, 5, 7, 11, 14, 28, 30, 31, 48, 50, 51, 53, 55 – 57, 59, 61 – 63, 69, 70, 77, 80, 88, 92, 96, 99 and 122 and the Sample Receivables described in the succeeding paragraph(s) of this note), the Servicer, on behalf of the Issuer, instructed us to use the Contract as the Source.

For the purpose of comparing the contract payment Sample Characteristic for Sample Receivable Numbers 2, 4, 5, 7, 11, 14, 28, 30, 31, 48, 50, 51, 53, 55 – 57, 59, 61 – 63, 69, 70, 80, 88, 92, 96, 99 and 122, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source.

Exhibit 1 to Attachment A

Notes:  (continued)

iii. (continued)

For the purpose of comparing the contract payment Sample Characteristic for Sample Receivable Number 77, the Servicer, on behalf of the Issuer, instructed us to recalculate the contract payment as the difference between the:
a.	Maintenance payment, as shown in the System Screen Shot, and
b.	Total contract payment, as shown in the Contract.

The Servicer, on behalf of the Issuer, indicated that certain Sources contained account activity that occurred after the Preliminary Cut-off Date.  For the purpose of comparing the contract payment Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Issuer, instructed us to only consider the contract payment shown in the Sources that occurred on or prior to the Preliminary Cut-off Date.

The Servicer, on behalf of the Issuer, instructed us to not to compare the contract payment Sample Characteristic for Sample Receivables with a contract payment value of “0”, as shown on the Preliminary Data File.

iv.
For the purpose of comparing the original term Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 10, 21, 22, 28, 30, 32, 48, 52, 54, 70, 73, 80, 84, 100, 109, 114, 115, 121 and 122), the Servicer, on behalf of the Issuer, instructed us to use the Contract as the Source.

For the purpose of comparing the original term Sample Characteristic for Sample Receivable Numbers 10, 21, 22, 28, 30, 32, 48, 52, 54, 70, 73, 80, 84, 100, 109, 114, 115, 121 and 122, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source.

v.
For the purpose of comparing the equipment type Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Issuer, instructed us to note agreement if the equipment type, as shown on the Preliminary Data File, agreed with the corresponding equipment type, as shown on the System Screen Shots, in accordance with the decode information shown in the Equipment Description Mapping File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, described in the notes above.